NYSA FUND A Series of Nysa Series Trust NYSAX Prospectus dated July 27, 2018
The investment objective of Nysa Fund (the “Fund”) is to provide long-term capital growth. INVESTMENT ADVISER Pinnacle Advisors LLC 507 Plum Street Syracuse, NY 13204

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

____________________________________________________________

THE FUND SUMMARY

3

Investment Objective

3

Fees and Expenses of the Fund

3

Principal Investment Strategies

                4

Principal Risks

5

The Fund’s Past Performance

             10

Investment Adviser

             12

Portfolio Manager

             12

Purchase and Sale of Fund Shares

             12

Taxes

             12

Payments to Broker Dealers and Other Financial Intermediaries

             12

MORE ABOUT THE FUND AND YOUR ACCOUNT

             12

About the Fund’s Investments

             12

The Fund’s Investment Strategies and Risks

             12

Portfolio Holdings

             14

Operation of the Fund

             14

Excessive Trading Policies and Procedures

             15

How to Purchase Shares

             16

How to Redeem Shares

             19

Dividends and Distributions

             20

Taxes

             21

Service Fee Plan

             21

Other Payments to Financial Intermediaries and Service Providers

             21

Calculation of Share Price

             22

Calculation of Performance Information

             22

Financial Highlights                                                                                                                          24

Privacy Policy                                                                                                                                    25

THE FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund.   You may qualify for sales charge discounts on purchases of $50,000 or more through certain programs described elsewhere in this prospectus.  More information about these and other discounts and waivers of the sale charge is available from your financial professional and in the section “How to Purchase Shares” beginning on page 16 of the prospectus.

Shareholder Fees

(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases

2.5%

(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)

1.0%*

Sales Charge (Load) Imposed on Reinvested Dividends

None

Redemption Fee for Each Redemption by Wire

$20.00

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Service Fees	0.25%
Other Expenses	5.02%
Acquired Funds Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	6.27%
Fee Waiver	1.00%[1]
Total Annual Operating Expenses After Fee Waiver	5.27%

*A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 Million or more made without an initial sales charge.  See “How to Purchase Shares” – “Purchases at Net Asset Value That May Be Subject to a Contingent Deferred Sales Charge.”

1The Fund’s investment adviser has contractually agreed to waive its advisory fee until July 31, 2019.  After the waiver period, the investment adviser may continue or terminate the fee waiver arrangement in its sole discretion.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and that you redeem all of those shares at the end of each time period. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year

3 Years

5 Years

10 Years

$763

$1,1967

$3,141

$5,946

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Investments in Equity Securities

The Fund seeks to achieve its investment objective by investing primarily in the common stocks of publicly-traded companies. Fund shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Adviser uses fundamental analysis to identify securities with potential for capital appreciation.  The Adviser focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index). Also, the Fund invests in companies the Adviser believes to be undervalued by the current market.  The Fund buys shares in companies of all sizes. Small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  However, there is no assurance that these factors and the other characteristics that the Adviser believes favor these companies will continue in the future.

The Fund can buy stocks of companies without regard to market capitalization. Investments may be made in “micro-cap” companies (having a market capitalization of between $50 million and $300 million), “small cap” companies (having a market capitalization of between $300 million and $2 billion), “mid cap” companies (having a market capitalization between $2 billion and $10 billion), “large cap” companies (having a market capitalization  between  $10 billion and $200 billion) and “mega cap” companies (having a market capitalization of $200 billion and greater). While newer, small companies may offer greater opportunities for capital appreciation, they also involve a substantially greater risk of loss and price fluctuation.

The Fund is not a diversified fund, and, as such, may invest more than 5% of its total assets in the securities of one or more issuers.  As a result, a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers or a single issuer and, from time to time, in a limited number of industries. Subject to the fundamental investment policies and restrictions of the Fund, many of which are described in the Statement of Additional Information dated September 29, 2017, the Fund may emphasize investments in various market sectors from time to time.  The Fund’s ability to invest up to 25% of its portfolio assets in a single industry or group of industries may offer greater opportunities for capital appreciation, but may also subject the Fund to a greater risk of loss and price fluctuation.  The Fund is not a “sector fund,” and, as such may change its investment emphasis. As of the date of this prospectus, the Fund’s portfolio reflects an investment focus in the health care and the

pharmaceutical industries.   As of June 30, 2018, 56.39% of the Fund’s (total) assets were invested in the pharmaceutical industry and 19.54% of the Fund (total) assets were invested in the surgical and medical instrument industry.  Because of this current investment focus an investment in the Fund should be considered as a complementary investment to an already diverse investment program.

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund may engage in active and frequent trading of portfolio securities, especially during periods of market volatility.  The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

Investments in Debt Securities

In seeking its investment objective of capital appreciation, the Fund invests mainly in equity securities.  However, from time to time, the Fund may also invest in bonds, debentures and other debt securities and instruments, some of which may be convertible into equity securities. A debt security is a security that represents the obligation of an issuer to repay money borrowed.  The terms of a debt security specify the principal amount of the indebtedness, the interest rate or discount, and the times at which payments of principal and/or interest are due.  Debt securities may include domestic and foreign corporate debt obligations; domestic and foreign government debt obligations, including U.S. government securities; mortgage related securities; asset backed securities and other debt obligations.

The Fund may invest up to 15% of its net assets in a variety of debt securities.  These securities may be taxable or tax-exempt, and may be rated or unrated.  The tax-exempt securities in which the Fund may invest include obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, or of their agencies, instrumentalities and authorities, if the interest on such securities is not subject to New York and federal income tax. Subject to the limitation on investments in illiquid securities described below, the Fund may invest up to 10% of its net assets in debt securities that are rated below investment grade, unrated and/or illiquid. These investments may include high risk investments such as “junk bonds.” The 10% limitation is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been lowered, or in the case of an unrated security, after the Fund’s adviser has changed its assessment of the security’s credit quality.  As a result credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed this 10% restriction for some period of time.  If the Fund has more than 10% of its net assets invested in below-investment-grade securities, the Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the limitation.

PRINCIPAL RISKS

The price of the Fund’s shares can go up and down substantially.  The Fund’s investments are subject to changes in their values from a number of factors, some of which are described below.  There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having similar objectives, thereby increasing the potential for volatility and loss. There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  These risks mean that you can lose money by investing in the Fund.

Portfolio Manager.  Robert Cuculich, President and a member of Pinnacle Advisors LLC, the Fund’s investment adviser (Adviser) and Pinnacle Investments, LLC, the Fund’s principal underwriter (Distributor), has served as the Portfolio Manager of the Fund since February 1, 2013. Mr. Cuculich is solely and primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties as Portfolio Manager, Mr. Cuculich is responsible for analyzing which securities are eligible for purchase by the Fund and making decisions to purchase and/or sell portfolio securities in accordance with the Fund’s investment objective and policies. Mr. Cuculich allocates his time among his portfolio management responsibilities and his responsibilities to retail clients.  His multiple roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to retail customers of the Distributor.   Investors are encouraged to take into account the risks attendant to Mr. Cuculich’s limited portfolio management experience and his multiple roles before investing in the Fund.

Risk of Non-Diversification. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers or a single issuer, and, from time to time, in a limited number of industries, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.  As of June 30, 2018, two portfolio holdings, Ligand Pharmaceuticals, Inc. and Transluminal Technologies, LLC, represented 62.27% and 17.2%, respectively, of the Fund’s total assets.  These substantial weightings in the securities of two issuers, each of which resulted from an increase in share price, provides substantial additional risk exposure to shareholders of the Fund. Fluctuations in the share price of any portfolio holding may occur suddenly, and, if significant, may have an adverse impact on the performance of the Fund. The Fund may change its portfolio emphasis from time to time without prior approval by shareholders of the Fund.  The success of this investment strategy is dependent upon the skill of the portfolio manager.   There can be no assurance that this investment strategy will be successful.

Risk of Current Focus on Health Care.  The Fund may invest up to 25% of its assets in the securities of issuers in a particular industry or group of industries.  From time to time, a relatively high percentage of the assets of the Fund may be invested in a limited number of industries.  When the Fund’s investment focus is limited in this manner, the Fund’s performance will be affected by the performance the issuers within those specific industries, and could be more volatile than that of an investment company that invests its assets in a more diverse array of sectors. The success of the Fund’s current investment focus on the health care industry generally and in the pharmaceutical industry specifically is dependent on the overall condition of these industries. These Industries may be adversely affected by numerous factors including, among others, political, economic and regulatory factors.  For example, issuers within the health care and pharmaceutical industries are subject to government regulation, including requirements for governmental approval of products and services which could have a significant impact on the price those products and services and the ability of an issuer to market them successfully. The products and services of Issuers within these industries can be significantly affected by rapid obsolescence of the technology associated with the products and services, as well as expiration of patents.

Special Risks of Securities Issued by Manufacturers of Pharmaceuticals and Surgical Devices. Subject to the fundamental investment restriction which precludes the Fund from investing more than 25% of its total assets in the securities of issuers in any particular industry, the Fund has invested, and may, in the future invest, a significant portion of its assets in securities in the pharmaceutical and surgical device industries. These industries are subject to considerable government regulation, including the requirement of government approval of products and services. The governmental approval process can be lengthy and can have an adverse impact on an issuer’s ability to bring its products to market. These industries are also subject to the considerable risks posed by the potential for economic and political developments, including the potential for changing reimbursement rates.  Issuers within these industries are also subject to the significant risks posed by patent expirations, the potential for product liability litigation and the potential for rapid product obsolescence, all of which can have an adverse impact on the share price of the securities issued by a particular manufacturer. Because the Fund has invested a high percentage of assets in these industries, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few issuers, thereby increasing the potential for volatility of the Fund’s share price. The Fund’s investment in Ligand Pharmaceuticals Inc. which, as of June 30, 2018, comprised 62.27% of the Fund’s total assets, presents all of the risks associated with an investment in the pharmaceutical industry, and the risk that its management team may make strategic decisions that will not be beneficial to the company and its shareholders.

Special Risks of Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities.  However, because the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, the Fund’s investments in illiquid securities may, from time to time, and, for extended periods of time, exceed 15% of its net assets, thereby reducing the portfolio manager’s flexibility in the security selection process Investments in illiquid securities carry special risks because there is no trading market for such securities, making it difficult to value them or dispose of them promptly at an acceptable price. The Adviser monitors holdings of illiquid securities on an ongoing basis.

Special Risks of Restricted Securities.  Subject to the limitation described above on investments in illiquid securities, the Fund has invested, and may in  the future invest, in securities issued in transactions that are exempt from the registration requirements of the Securities Act of 1933 (Securities Act).   These securities are commonly referred to as “restricted securities” because they are subject to restrictions on transfer, and may not be resold in the absence of registration under the Securities Act or an exemption from such registration.  Because there is generally no trading market for restricted securities, it can be difficult to value restricted securities or to dispose of them promptly at an acceptable price.

Special Risks Securities Issued by “Development Stage” Companies. The Fund may invest, and has invested in securities issued by “development stage” companies.    These securities are typically “restricted securities,” and, as such present all of the risks associated with an investment in a restricted security, and, in addition, the following additional risks:  (1) team risk, namely, the risk that the firm’s management team charged with making the venture a success will fail to perform due to a lack of relevant experience, skills, management ability, compatibility or work ethic; (2) concept risk, namely, the risk that the product or service under development will not perform as anticipated; (3) competitive risk, namely, the risk that a competing product or service reaches the market ahead of the product or service being developed; (4) financing risk, namely, the risk that adequate capital will not be available on a timely basis to execute the firm’s strategy; (5) legal risk, namely, the risk that competitors or regulators will take legal or regulatory action that will thwart the firm’s efforts to successfully develop or market its product or service; 6) distribution risk, namely, the risk that even with the successful development of the product or service, the firm will fail at fashioning effective distribution channels for the product or service; (7) exit-strategy risk, namely, the risk that early investors in the firm will be delayed in liquidating or unable to liquidate their holdings in the firm as anticipated at the time of the investment. Investments in “development stage” companies are regarded as “speculative,” high risk investments because these companies generally have limited operating histories or may not have any operating history at all and their ability to produce revenue has not been demonstrated.

Risks Associated with Investments in Equity Securities

Risks of Investing in Stocks.  Stocks fluctuate in price and their short-term volatility at times may be substantial.  The return on and value of an investment in the Fund will fluctuate in response to stock market movements generally. Investments in common stocks are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, there is a risk that you could lose money by investing in the Fund.

Special Risks of Investing in Growth Stocks.  Stocks of growth companies may be more volatile than other stocks.  Their stocks may be less liquid than those of larger issuers. That means that the Fund could have greater difficulty selling the securities of a smaller issuer at an acceptable price, especially in periods of market volatility.   That factor increases the potential for losses to the Fund.

Special Risks of Investing in Mid-Cap, Small-Cap, and Micro-Cap Stocks.  The Fund buys shares in companies of all sizes. Small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  Mid-cap and small-cap companies are generally newer companies with limited operating histories.  While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve a substantially greater risk of loss. These risks are intensified in the case of micro-cap stocks. Small-cap and micro-cap companies may have less access to financial resources and less experienced management than larger, more established companies.  Small-cap stocks may be less liquid than stocks of larger issuers.  That means that the Fund could have greater difficulty selling small-cap stocks at an acceptable price, especially in periods of market volatility. These factors increase the potential for losses to the Fund. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company if it realizes any gain at all.

Risks Associated with Investments in Debt Securities

In general, debt securities including both taxable and tax-exempt securities, are subject to the following risks:

Credit Risk.  Credit Risk is the risk that the issuer of a security might not make interest or principal payments on the security as they become due.  If the issuer fails to pay interest, the Fund’s income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.  A downgrade in the issuer’s credit rating or other adverse credit information about an issuer can reduce the market value of the issuer’s securities.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield.  An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value.  Debt securities with longer maturities are usually subject to greater fluctuations from interest rate changes than obligations having shorter maturities.  Fluctuations in the market valuations of debt securities may affect the value of Fund assets.

Prepayment Risk.  Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security’s expected maturity.  The Fund may need to reinvest the proceeds at a lower interest rate, thereby reducing its income.  Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall.  If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium.  The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.

Extension Risk.  If Interest rates rise rapidly, repayments of principal on certain debt securities may occur at a rate that is slower than expected, and the expected maturity of those securities could lengthen as a result.  Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to call sharply.

Event Risk.  If an issuer of debt securities is the subject of a buyout, debt restructuring, merger, or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its securities to fall.

Special Risks of Below-Investment-Grade Securities.  Below-investment-grade debt securities, which may include “junk bonds,” have a more substantial “credit risk” than investment grade debt securities.   Because the risk that the issuer might not be able to pay interest and principal when due is greater, below-investment-grade debt securities are considered “high risk” securities or “speculative”. The market for below-investment-grade debt securities may be less liquid and these securities may be more difficult to value or to sell at an acceptable price, especially during time of market volatility or decline.

Risks of Securities Issued with Call Features.  Certain debt securities are issued with a “call” feature which permits the issuer to redeem the security prior to the expected maturity date.  Under circumstances where the issuer calls the security prior to its expected maturity date, the Fund may need to reinvest the proceeds at a lower interest rate, thereby reducing its income.

Special Risks of Derivative Instruments.  Investments in derivatives involve significant risks.  Derivatives may be more volatile than other types of investments, may require the payment of premiums, can increase portfolio turnover, may be illiquid, and may not perform as expected.  Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due.  Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.  Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Risks of Zero-Coupon Securities.  The Fund can invest in zero-coupon securities.  These debt securities do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date.  They are issued and traded at a discount from their face amount.  The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin).  When interest rates change, zero-coupon securities are subject to greater fluctuation in their value than securities that pay current interest.  The Fund accrues interest on zero-coupon securities as tax-free income on a current basis.  The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Documentation Risk.  Investments in securities that involve the securitization of specific assets or other securities carry the risk that the holder  may be unable to establish ownership of or a claimed interest in the assets and other securities as a result of inadequate record-keeping for or improper documentation of the ownership of or claimed interest in the specific assets or other securities.

Special Risks of Investments in Obligations of U.S. Territories, Commonwealths and Possessions.  The Fund may invest, and has invested, in obligations of governments of U.S. territories, commonwealths and possessions such as Puerto Rico, as well as obligations of their respective agencies, instrumentalities and authorities, if the interest on the obligation is not subject to New York and federal income tax. These securities are subject to credit risk, including the risk of default. The portfolio of the Fund currently includes three debt obligations issued by agencies or authorities of the government of Puerto Rico which together comprise 2.35 % of the Fund’s net assets. Puerto Rico has experienced, and continues to experience significant financial difficulties. These portfolio holdings have been, and may continue to be, adversely affected by local political and economic conditions within Puerto Rico, causing the shares of the Fund to lose value.  As a result of these and other difficulties, these obligations in the Fund’s portfolio are currently in default and are considered “below investment grade” debt securities:  Puerto Rico Infrastructure Financing Authority (IFA), Puerto Rico Highway & Transportation Authority Series H (HTA), and Puerto Rico Sales Tax Financing Corporation Revenue Series (COFINA). Adverse events have severely affected their market values and the Fund’s ability to dispose of them at an acceptable price.  The government of Puerto Rico is currently being managed by a financial control board,  that was established pursuant to Congressional action, i.e. the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA). The financial control board has currently put the municipal holdings within the Fund into Title III of PROMESA, which enables the government of Puerto Rico to freeze numerous lawsuits, maintain essential services to their residents and assign a Federal judge to sort through creditor rights under law. Additional adverse developments with respect to these securities could have a material adverse impact on the performance of the Fund.

Important Considerations for Investors

The Fund is designed primarily for investors seeking capital growth over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations, losses that may or may not be typical for a fund focusing on stocks of issuers regardless of market capitalization, and the potential for significant losses over extended periods of time. The Fund is not designed for investors who seek current income.  The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund. An investment in the Fund is highly speculative.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND’S PAST PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  More recent performance is available by calling the toll-free number on the back of this prospectus.

The impact of sales charges is not reflected in the bar chart.  If reflected, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 16.81% during the quarter ended June 30, 2009, and the lowest return for a quarter was -26.67% during the quarter ended December 31, 2014.  The Fund’s year-to-date cumulative return through June 30, 2018 is 29.30%.

The following table shows the average annual total returns for the Fund’s shares.  After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Your actual after-tax returns, depending on your individual tax situation, may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(For Periods Ended December 31, 2017)

	One Year	Five Years	Ten Years

Return Before Taxes	8.87%	-5.71%	-6.17%
Return After Taxes on Distributions	8.87%	-5.71%	-6.17%
Returns After Taxes on Distributions and Sale of Fund Shares	5.02%	-4.22%	-4.35%
Standard & Poor’s 500 Index	21.83%	15.79%	6.18%

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The Fund’s performance is compared to the Standard and Poor’s 500 Index, an unmanaged index. The index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.  The Fund’s investments vary from those in the index.

INVESTMENT ADVISER

Pinnacle Advisors LLC is the Fund’s investment adviser.

PORTFOLIO MANAGER

Robert Cuculich is the Portfolio Manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments of $250.00.  For certain retirement accounts, the minimum initial investment is $250.00.  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Shares may be purchased through a financial intermediary or the distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes. “Fund distributions may be taxable upon withdrawal from tax deferred accounts.”

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Financial intermediaries that effect sales of Fund shares are entitled to the compensation described in this Prospectus (How to Purchase Fund Shares).  The Fund has adopted a Service Fee Plan, pursuant to which the Fund may incur expenses of up to 0.25% per year of the Fund’s net assets to reimburse the Distributor for a portion of its expenses incurred in servicing shareholder accounts.    The Service Fee Plan authorizes the Distributor to make payments to financial intermediaries for their services in connection with the maintenance of shareholder accounts.  The Fund cannot make, and does not make, any payments to financial intermediaries in connection with the sale of Fund shares.

MORE ABOUT THE FUND AND YOUR ACCOUNT

ABOUT THE FUND’S INVESTMENTS

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its investment objective by investing primarily in common stocks of publicly-traded companies.  Realization of current income will not be a significant investment consideration and any such income realized should be considered incidental to the Fund’s objective.

The Fund’s Board of Trustees can change non-fundamental investment policies without shareholder approval.  Significant changes will be described in amendments to this Prospectus and shareholders will receive at least 60 days’ prior notice of any change in the Fund’s investment policies as described herein under the caption “The Fund’s Principal Investment Strategies and Risks.” Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding shares as defined by the Investment Company Act of 1940, as amended (1940 Act).  The Fund’s investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject as a whole.

The Adviser uses fundamental analysis to identify securities with potential for capital appreciation.  The Adviser focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index).    Also, the Fund invests in companies the Adviser believes to be undervalued by the current market.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  However, there is no assurance that these factors and the other characteristics that the Adviser believes favor these companies will continue in the future.

Non-Principal Investment Strategies

The Fund may invest a portion of its assets in preferred stocks, convertible preferred stocks and convertible bonds that are considered to be “investment grade” (that is, rated BBB or higher by Standard & Poor’s Ratings Group, or Baa by Moody’s Investors Service, or the equivalent by another rating agency). The Fund may also invest in debt securities that are rated below investment grade or unrated debt securities.

The Fund may write covered call options and purchase put options.  Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at the exercise price at any time during the exercise period.  These options are “covered” by the Fund because it will own the underlying securities as long as the option is outstanding.  The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit.  By purchasing a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the exercise period.  The Fund may purchase put options on securities it owns in order to protect against an anticipated decline in the value of such securities; by purchasing put options on securities it does not own, the Fund seeks to benefit from a decline in the market price of the underlying securities.  The Adviser expects that the Fund’s use of options will be very limited in scope.

Temporary Defensive Investments

As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S.  Government obligations, repurchase agreements or money market instruments.  The Fund’s investments in illiquid securities may reduce the percentage of the Fund’s total assets that may be invested in these instruments on a temporary basis.  When the Fund invests in investment grade bonds, U.S. Government obligations, repurchase agreements or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.”  The Fund may engage in active and frequent trading to try to achieve its investment objective, and may have a portfolio turnover of over 100% annually.  Increased portfolio turnover may result in high brokerage fees or other transaction costs, which can reduce fund performance.  If the Fund realizes capital gains when it sells its investments, it must generally pay those gains to shareholders, thereby increasing taxable distributions.  The Financial Highlights table shows the Fund’s portfolio turnover rates in recent years.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters. Portfolio holdings are included in annual and semi-annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC.  A description of the fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

OPERATION OF THE FUND

The Fund is a non-diversified series of Nysa Series Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust.  The Board of Trustees supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Pinnacle Advisors LLC, 507 Plum Street, Syracuse, New York, to manage the Fund’s investments.  Pursuant to the advisory agreement currently in effect, the Fund has agreed to pay the Adviser a fee equal to the annual rate of 1% of the average value of its daily net assets up to $100 million; .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million.

During the fiscal year ended March 31, 2018, the Adviser waived the fee that it was entitled to receive, pursuant to a contractual fee waiver arrangement, and, as a result, the Fund did not pay an advisory fee.  The Adviser has agreed to waive its advisory fee until July 31, 2019. The Adviser has served as investment adviser to the Fund since the Fund’s inception in 1997.

Robert Cuculich is solely and primarily responsible for the day-to-day management of the Fund’s portfolio. In connection with his duties as Portfolio Manager, Cuculich is responsible for analyzing which securities are eligible for purchase by the Fund, selecting and making recommendations regarding securities to be purchased Mr. Cuculich is President and a member of the Adviser and the President of the Trust.  He has been employed by Pinnacle Investments, LLC, Principal Underwriter of the Fund during the past eight years. Although Mr. Cuculich has managed client accounts on a non-discretionary basis for over three decades, he had no experience managing investment company portfolios prior to 2013.   The Statement of Additional provides additional information about the Portfolio Manager’s compensation and his ownership of Fund shares.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund’s Annual Report to Shareholders dated as of March 31, 2018, which is available upon request.

The Distributor, Pinnacle Investments, LLC, located at 507 Plum Street, Syracuse, New York, serves as principal underwriter of and primary agent for the distribution of shares of the Fund.  The Distributor is an affiliate of the Adviser by reason of common ownership and management.

EXCESSIVE TRADING POLICIES AND PROCEDURES

Frequent purchases and redemptions of Fund shares (“excessive trading”) may interfere with the Portfolio Manager’s ability to manage the Fund’s portfolio effectively, especially in view of the Fund’s size and the nature of its investments. Excessive trading could increase the Fund’s transaction and administrative costs and/or affect the Fund’s performance depending on various factors such as the amount of cash or cash equivalents in the Fund’s portfolio at any given point in time. As a result of excessive trading, the Fund might be required to sell portfolio securities at unfavorable times in order to meet redemption requests.  Such sales could increase the transaction expenses of the Fund and have a negative impact on the Fund’s performance.

The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading.  Transactions placed in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.  As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading.  In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  The Fund attempts to detect and deter excessive trading through the use of fair valuation of securities as described under “Pricing of Fund Shares” and trade monitoring, particularly for large and/or frequent short-term trades by investors.

Some investors try to profit from “market-timing,” i.e. switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall.  As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities.  These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes it would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.  The trading history of accounts determined to be under common ownership or control within the Fund may be considered in enforcing these policies.

The Fund monitors Fund share transactions, subject to the following limitation.  Generally, a purchase of the Fund’s shares followed by the redemption of the Fund’s shares within a 90-day period may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its Transfer Agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, permanently prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions.  The Fund’s ability to impose such restrictions with respect to the accounts traded through particular intermediaries may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary.

Shareholders that invest through omnibus accounts should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.  The Fund’s policies and procedures regarding excessive trading may be modified at any time.

HOW TO PURCHASE SHARES

Initial Investments.  Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans).  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.  You may open an account and make an initial investment through securities dealers having a sales agreement with the Underwriter.  You may also make a direct initial investment by sending a check and a completed account application form to The Nysa Series Trust, c/o Mutual Shareholder Services LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, Ohio 44147.  Checks should be made payable to “Nysa Fund.”  Third party checks will not be accepted.

You may also purchase shares of the Fund by wire.  Please telephone the Transfer Agent (Nationwide toll free call 1-800-535-9169) for instructions.  You should be prepared to mail or fax us a completed, signed account application (Fax Number 1-440-526-4446).  If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire.  There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund.  Purchase orders received by dealers prior to 4:00 p.m., Eastern Time, on any business day are confirmed at the public offering price next determined as of the close of the regular trading session on the New York Stock Exchange on that date.    Dealers may charge a nominal

fee for effecting purchase orders.  Direct purchase orders received by the Transfer Agent by 4:00 p.m. Eastern time, are confirmed at that day’s public offering price.  Direct investments received by the Transfer Agent after 4:00 p.m., Eastern Time, are confirmed at the public offering price next determined on the following business day.  The public offering price of the Fund’s shares is the next determined net asset value per share plus an initial sales charge as shown in the following table.

           Sales Charge as % of

Dealer

  Public Offering

Net Amount

Reallowance

  Price

Invested

as % of

Amount of Investment

Public Offering Price

Less than $50,000

  2.50%

2.56%

2.25%

$50,000 but less than $100,000

  2.00%

2.04%

1.75%

$100,000 but less than $250,000

  1.50%

1.52%

1.25%

$250,000 but less than $500,000

  1.00%

1.01%

0.75%

$500,000 but less than $1,000,000    0.50%

0.50%

0.25%

$1,000,000 or more

  None

None

None

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers.  Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933, as amended.  The Underwriter retains the entire initial sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Purchases at Net Asset Value That May Be Subject to a Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of shares aggregating $1 million or more.  However, those shares purchased without an initial sales charge may be subject to a contingent deferred sales charge as described below.  If you redeem any of those shares within a 12-month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge may be deducted from the redemption proceeds.  That sales charge will be equal to the lesser of:  (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (ii) the original net asset value of the redeemed shares.  The contingent deferred sales charge does not apply to retirement plans holding shares of the Fund in an omnibus account for the benefit of plan participants in the name of a fiduciary or financial intermediary.

Other Purchases at Net Asset Value.   You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales charge.  Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales charge and the proceeds resulting from such redemption were received from the other fund no more than sixty days prior to your purchase of shares of the Fund.  To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund.  The redemption of shares of the other fund is, for federal incomes tax purposes, a sale on which you may realize a gain or loss.

The Fund sells its shares at net asset value to the following classes of investors:

•

Brokerage customers of  these broker-dealers that have a sales agreement with the Underwriter:  Pinnacle Investments, LLC; First Clearing LLC, Cadaret Grant & Co., Inc.; New England Securities Corp; Pershing LLC; Fidelity/National Financial Services, LLC,  E-Trade and TD Ameritrade Inc.

•

Registered personnel and employees of these broker-dealers that have a sales agreement with the Underwriter, including members of the immediate families of such registered personnel and employees; Pinnacle Investments, LLC; First Clearing LLC, Cadaret Grant & Co., Inc.; New England Securities Corp; Pershing LLC; Fidelity/National Financial Services, LLC,  E-Trade and TD Ameritrade Inc.

•

Advisory clients of these investment advisers, including financial planners, if their investment advisor or financial planner has made arrangements with the Underwriter to permit them to do so: Pinnacle Investments, LLC; First Clearing LLC, Cadaret Grant & Co., Inc.; New England Securities Corp; Pershing LLC; Fidelity/National Financial Services, LLC,  E-Trade and TD Ameritrade Inc. The investment advisor or financial planner must notify the Fund that a purchase qualifies for a purchase at net asset value.

•

Trustees, directors, officers and employees of the Fund, the Advisor, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities.

These provisions may be modified or terminated at any time.  Contact your securities dealer or the Transfer Agent for further information.

Right of Accumulation.   You and your spouse may be eligible to buy shares of the Fund at reduced sales charge rates set forth in the table above under the Fund’s “Right of Accumulation”. The Fund reserves the right to modify or to eliminate the “Right of Accumulation” at any time.  To qualify for the reduced sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any other shares of the Fund that you or your spouse currently own to the value of the shares that you are currently purchasing.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs), your joint accounts with your spouse, or accounts that you or your spouse holds as trustees or custodians on behalf of your children who are minors.  A fiduciary may count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from the Fund, you must inform the Fund’s Transfer Agent, Mutual Shareholder Services, of your eligibility and holdings at the time of your purchase in order to qualify for the “Right of Accumulation”.  If you are buying shares through a financial intermediary, you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.  The Fund reserves the right to reject any order placed pursuant to the “Right of Accumulation” under circumstances where adequate documentation of eligibility cannot be shown.

Adding To Your Account.  You may make additional purchases in your account at any time.  These purchases may be made by mail, wire transfer or by contacting your broker-dealer.  Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account.  While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.  All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

Automatic Investment and Direct Deposit Plans.  You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account.  The minimum initial and subsequent investments must be $50 under the plan.  The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.  Your depository institution may impose its own charge for debiting your account, which would reduce your return on an investment in the Fund.

Your employer may offer a direct deposit plan, which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund.  Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Additional Information.  The Fund mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent.  The request must state the number of shares or the dollar amount to be redeemed and your account number.  The request must be signed exactly as your name appears on the Fund’s account records.  If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.  If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  If your instructions request redemption by wire, you will be charged a $20.00 processing fee.  The Fund reserves the right, upon 30 days’ written notice, to change the processing fee.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above.  Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date.  To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization.  These organizations may be authorized to designate other intermediaries to act in this capacity.  Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions.  Contact the Fund for more information about ACH transactions.

Automatic Withdrawal Plan.  If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each.  There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges.  Telephone the Transfer Agent toll free 1-800-535-9169 for additional information.

Additional Information.  At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate documentation authorizing redemptions to ensure proper authorization.  The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales charge paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time.  After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis.  Distributions are paid according to one of the following options:

►

Share Option. Income distributions and capital gains distributions reinvested in additional shares at net asset value;

►

Cash Option.  Income distributions and short-term capital gains distributions paid in cash;

You should indicate your choice of option on the application.  If no option is specified on your application, distributions will automatically be reinvested in additional shares.  All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option and the U.S. Postal Service cannot deliver your checks or if the your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and thereafter may continue to be reinvested in such shares.  No interest will accrue on amounts represented by uncashed distribution checks.

If you have received any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within 30 days of the distribution date for reinvestment at the net asset value next determined after its return.  You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains, if any, to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets.  By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains, which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax.  Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income.  Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares.  Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.  Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder.  You will pay the full pre-distribution price for the shares and then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Shareholders should consult their tax advisors about the tax effect of distributions and redemptions from the Fund and the use of the Automatic Withdrawal Plan.  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.  See “Taxes” in the Statement of Additional Information for further information.

SERVICE FEE PLAN

The Fund has adopted a Service Fee Plan, pursuant to which the Fund may incur expenses of up to 0.25% per year of the Fund’s net assets to reimburse the Distributor for a portion of its expenses incurred in servicing shareholder accounts.    The Service Fee Plan, which was amended and restated on March 29, 2018, authorizes the Distributor to make payments to financial intermediaries for their services in connection with the maintenance of shareholder accounts.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS

As described elsewhere in this Prospectus, financial intermediaries that effect sales of Fund shares are entitled to the compensation in the form of commissions.  Also, as described above, certain financial intermediaries may receive service fees under the Fund’s Service Fee Plan for their efforts in servicing and maintaining shareholder accounts.  The Fund cannot, and does not, make any payments to financial intermediaries in connection with the sale of Fund shares.

CALCULATION OF SHARE PRICE

Shares of the Fund are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after receipt of a purchase order by the Fund as described in this prospectus under the caption  “How to Purchase Shares”.  On each day that the Fund is open for business, the net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). The Fund is open for business on each day the New York Stock Exchange is open for business.  The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  Subject to the imposition of any applicable initial sales charge, the price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

The Fund’s portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

CALCULATION OF PERFORMANCE INFORMATION

Standard Performance Information.  From time to time, the Fund may advertise its “average annual total return”.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to a formula which is described in the Statement of Additional Information.  The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge.  The average annual total returns of the Fund for the one-year period ended March 31, 2018, for the five-year period ended March 31, 2018 and for the ten-year ended March 31, 2018, are  18.49%, -4.51% and -4.46%respectively.

Non-Standard Performance Information.  The Fund may also advertise a “non-standardized quotation” of total return which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This calculation does not include the effect of the applicable sales charge, which if included, would reduce total return.  A non-standardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.  For example, the Fund’s average annual compounded rates of return (calculated without deduction of the applicable sales charge) for the one-year period ended March 31, 2018, for the five-year period ended March 31, 2017 and for the ten-year ended March 31, 2018, are,  21.53%, -4.03%, and -4.22%, respectively.  A non-standardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

.

	Years Ended
	3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Year	$ 4.18	$ 4.28	$ 4.92	$ 7.74	$ 6.24

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.21)	(0.19)	(0.20)	(0.23)	(0.36)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.11	0.09	(0.44)	(2.59)	1.86
Total Income (Loss) from Investment Operations	0.90	(0.10)	(0.64)	(2.82)	1.50

Net Asset Value, at End of Year	$ 5.08	$ 4.18	$ 4.28	$ 4.92	$ 7.74

Total Return (**) (***)	21.53%	(2.34)%	(13.01)%	(36.43)%	24.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,000	$ 1,761	$ 1,845	$ 2,037	$ 2,919
Before Waiver
Ratio of Expenses to Average Net Assets	6.27%	6.38%	6.09%	5.32%	6.16%
After Waiver
Ratio of Expenses to Average Net Assets	5.27%	5.38%	5.09%	4.57%	5.41%
Ratio of Net Investment Loss to Average Net Assets	(4.72)%	(4.40)%	(4.48)%	(3.83)%	(4.85)%
Portfolio Turnover	44%	42%	28%	46%	128%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Total return is calculated assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges.  A maximum sales charge of up to 2.50%, unless waived or reduced, is applicable to sales of Fund shares.

PRIVACY POLICY

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your “nonpublic personal information” - information about you that is not available publicly.  This information comes to us from the following sources:

►

Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

►

Information about your transactions with us, our affiliates, or others (such as your account numbers, account balances, transaction details and other financial information).

►

Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and to provide you with our services.

We carefully limit and control the sharing of your information.

To protect your privacy, we carefully control the way in which any information about you is shared.  It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you.  For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.  However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

We Are Committed To The Privacy Of Your Nonpublic Personal Information And Will Use Strict Security Standards To Safeguard It.

We are committed to the security of your nonpublic personal information.  Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.  Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that are reasonably designed to comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that is designed to protect nonpublic personal information from being accessed inappropriately by third parties.

This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

If you have any questions about the confidentiality of your customer information, call 1-800-535-9169 to talk to a shareholder services representative.

NYSA SERIES TRUST

507 Plum Street

Syracuse, NY 13204

BOARD OF TRUSTEES

Joseph Masella

Mark E.  Wadach

Lawton Williamson

INVESTMENT ADVISER

PINNACLE  ADVISORS LLC

507 Plum Street

Syracuse, NY 13204

DISTRIBUTOR

PINNACLE INVESTMENTS, LLC

507 Plum Street

Syracuse, NY 13204

LEGAL COUNSEL

PATRICIA C. FOSTER, ESQ. PLLC

170 Van Voorhis Road

Pittsford, NY 14534

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SANVILLE & COMPANY

1514 Old York Road

Abington, Pennsylvania 19001

CUSTODIAN

HUNTINGTON NATIONAL BANK

7 East Oval EA4E95

Columbus, OH 43219

ADMINISTRATOR/TRANSFER AGENT

MUTUAL SHAREHOLDER SERVICES LLC

8000 Town Centre Dr. Suite 400

Broadview Heights, OH 44147

SHAREHOLDER SERVICES

Nationwide Toll Free:  1-800-535-9169

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  To obtain a free copy of the SAI, the annual and semi-annual reports to shareholders or other information about the Fund, or to make inquiries about the Fund, please call 1-800-535-9169. The Fund does not currently make its SAI, its annual report or its semi-annual report available on a website because it does not have a website.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. or by writing to:  Securities and Exchange Commission, Public Reference Section, Washington, D.C.  20549-0102.

Investment Company Act File Number: 811-07963

Securities Act File Number: 333-17381

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